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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of , 1997, by and among SunSource Inc., a Delaware corporation (the "Company"), and Lehman Brothers (as defined below) and the Senior Executives (as defined below) (collectively, the "Stockholders").

                                    RECITALS

         A. The Company is issuing shares of Common Stock of the Company to the Stockholders (collectively, the "Shares") in connection with the conversion of SunSource L.P. to corporate form (the "Conversion").

         B. The Company desires to grant to the Stockholders certain registration rights with respect to the Shares held by the Stockholders.

         C. The parties hereto desire to set forth the terms and conditions of the Company's covenants and agreements in respect of the registration of the Shares with the Securities and Exchange Commission and all applicable state securities agencies.

         D. In consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                                    AGREEMENT

         1. Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Advice:  As defined in the last paragraph of Section 5 hereof.

         Common Stock: Shares of the Company's common stock, $.01 par value, as the same may be constituted from time to time.

         Company Notice:  As defined in Section 4(a) hereof.

         Demand Registration:  As defined in Section 3(a) hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as in effect from time to time.

         Holder: Each of (i) Lehman Brothers and any of its transferees and (ii) the Senior Executives and their transferees.

         Lehman Brothers: LB I Group, Inc., Lehman Ltd. I Inc., Lehman/SDI, Inc. and Lehman Brothers Capital Partners I, L.P., collectively.



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         Lock-up Period: As defined in Section 9(a) hereof.

         Person: An individual, partnership, corporation, joint venture, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Piggyback Notice:  As defined in Section 4(a) hereof.

         Piggyback Registration Statement:  As defined in Section 4(a) hereof.

         Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

         Registrable Securities: (i) all Shares acquired by Lehman Brothers or any of its affiliates pursuant to the Conversion, (ii) the number of Shares acquired by the Senior Executives pursuant to the Conversion as set forth on
Schedule 1 hereto and (iii) any securities issued or issuable with respect to such Shares in clause (i) or (ii) by way of a stock dividend or stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. A Share ceases to be a Registrable Security when (a) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (b) it has otherwise been transferred in accordance with the Securities Act and no further restriction on transfer remains or (c) it can be sold without restriction under Rule 145(d)(2) or (3) under the Securities Act.

         Registration Expenses:  As defined in Section 6 hereof.

         Registration Statement: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (i) the Prospectus, (ii) amendments and supplements to such Registration Statement, (iii) post-effective amendments, (iv) all exhibits and all material incorporated by reference in such Registration Statement, (v) any registration statement pursuant to a Demand Registration and (vi) any Piggyback Registration Statement.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder as in effect from time to time.

         SEC:  The Securities and Exchange Commission.

         Senior Executives: Each of Donald T. Marshall, John P. McDonnell and Norman V. Edmonson and their respective S-corporations parties hereto.

         Underwritten Offering: The offering and sale of securities of the Company covered by any Registration Statement pursuant to a firm commitment underwriting to an underwriter



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at a fixed price for reoffering or pursuant to agency or best efforts arrangements with an underwriter.

Unless the context otherwise requires: (i) "or" is not exclusive; and (ii) words in the singular include the plural and words in the plural include the singular.

         2. Securities Subject to this Agreement.

         The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Securities, only so long as such security continues to be a Registrable Security.

         3. Lehman Brothers' Registration Rights.

         (a) Demand Registration. At any time after the effective time of the Conversion, Lehman Brothers may make a written request to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or any part of its Registrable Securities (a "Demand Registration"). Such request shall specify the number of Registrable Securities to be registered and the intended methods of disposition thereof. Promptly after receipt of any such request the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities that the Company has been so requested to register in the Demand Registration, and
(ii) all other Registrable Securities requested to be registered pursuant to the following sentence. Upon the receipt of such notice from the Company, each Holder shall be entitled for a period of 15 days from the date of receipt of such notice to deliver a written request to the Company specifying the number of his Registrable Securities to be included in such Demand Registration.

         (b) Shelf Registration. At any time after the expiration of the Lock-up Period with respect to the initial Demand Registration, Lehman Brothers may make a written request to the Company to file a shelf registration statement covering the remainder of Lehman Brothers' Registrable Securities. Promptly after receipt of any such request the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of such Registrable Securities and shall use its best efforts to keep such shelf registration statement continuously effective until all such Registrable Securities have been sold thereunder.

         (c) Registration Expenses. In any registration pursuant to this Section 3, the Company will pay all Registration Expenses.

         (d) Selection of Underwriters. If any of the Registrable Securities covered by a registration pursuant to this Section 3 are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Lehman Brothers.



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         (e) Reduction. If a Demand Registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the price, timing or distribution of such securities, the Company will include in such registration only the Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having such adverse effect, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities requested to be included in such registration by each such Holder.

         4. Piggyback Registration Rights.

         (a) Requests for Piggyback Registration. The Company covenants and agrees with each Holder that, in the event the Company proposes to file at any time and from time to time a registration statement on any form for the general registration of securities under the Securities Act with respect to the offering of any class of equity security (other than in connection with an offering solely to the Company's employees pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration statement on Form S-4 under the Securities Act, or any successor forms thereto), whether or not for sale for its own account (a "Piggyback Registration Statement"), then the Company shall in each such case promptly give written notice (a "Company Notice") to each Holder of such proposed filing, and such notice shall offer to each Holder the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as each may request. Upon the written request of any such Holder (a "Piggyback Notice") made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be sold by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof. Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities of any Holder (i) unless a Piggyback Notice shall have been received by the Company within 15 days of receipt of the Company Notice by such Holder, or (ii) if the Company shall, within 10 calendar days after receipt of a Piggyback Notice, have delivered to any Holder whose Registrable Securities shall have been the subject of a Piggyback Notice an opinion of counsel reasonably satisfactory to said Holder to the effect that the proposed transfer of all such Registrable Securities can be made at such time without registration in accordance with Rule 145(d) under the Securities Act or any other exemption from the registration provisions thereof (other than Rule
144A).

         The Company shall use its best efforts to cause the underwriter of a proposed offering, if any, to permit the Holders holding Registrable Securities requested to be included in the Piggyback Registration Statement to include such Registrable Securities in the proposed offering on terms and conditions at least as favorable to the Holders holding such Registrable Securities as those offered with respect to the other securities of the Company included therein. Notwithstanding the foregoing, if the lead managing underwriter shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested

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to be included in the Piggyback Registration Statement concurrently with the securities being registered by the Company would materially adversely affect the price, timing or distribution of such securities by the Company, then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration, which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities requested to be included in such registration by each such Holder.

         (b) Registration Expenses. In connection with the registration of Registrable Securities in accordance with Section 4(a) above, the Company agrees to pay all Registration Expenses.

         5. Registration Procedures.

         Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) with respect to a request to file a Registration Statement covering Registrable Securities made pursuant to Section 3 hereof, use its best efforts to prepare and file with the SEC, as soon as practicable, but in no event later than 45 days after receipt of such request a Registration Statement on a form for which the Company then qualifies which is satisfactory to the Company and Lehman Brothers (unless the offering is made on an underwritten basis, including on a best efforts underwriting basis, in which event the managing underwriter or underwriters shall determine the form to be used) and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective as soon as practicable after receipt of such request; the Company shall not file any Registration Statement pursuant to Section 3 hereof or any amendment thereto or any Prospectus or any supplement thereof (including such documents incorporated by reference) to which Lehman Brothers or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;

                  (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents to be incorporated by reference therein), the Company will within five days of filing, furnish to the Holders and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference), to enable the Holders and the underwriters, if any, to review such documents prior to the filing


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                                        6



         thereof, and the Company shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by the Holders and the managing underwriter or underwriters, if any;

                  (c) subject to the five-day review period required by paragraph (b) above, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than 120 days or such longer period as is required for the intended method of distribution, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (d) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph
         (o) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                  (f) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Holders and to the managing underwriters;


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                                        7



                  (g) furnish to the Holders and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;

                  (h) deliver to the Holders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (i) prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify or cooperate with the Holders and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (j) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

                  (k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (l) upon the occurrence of any event contemplated by paragraph
         (d)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;



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                  (m) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders or the managing underwriters, if any;

                  (n) provide a transfer agent and registrar for all Registrable Securities;

                  (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as the Holders or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and confirm the accuracy of the same if and when requested, and matters relating to the compliance of the Registration Statement and the Prospectus with the Securities Act; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to the Holders and the underwriters, if any, covering the matters customary in underwritten primary offerings and such other matters as may be reasonably requested by the Holders and underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Sections 7 and 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by the Holders and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (p) make available for inspection during normal business hours by the Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such seller, underwriter, attorney, accountant or agent, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and otherwise cooperate in any due diligence investigation in connection with a public offering of Registrable Securities;



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                                        9



                  (q) in connection with any underwritten offering of Registrable Securities, participate, to the extent reasonably requested by the managing underwriter or the Holders, in efforts to sell the Registrable Securities under such offering (including, without limitation, participating in "road show" meetings with prospective investors) that would be customary in a primary offering of equity securities of the Company;

                  (r) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

         The Company may require the Holders to furnish to the Company such information and documents regarding the distribution of such securities and the seller as the Company may from time to time reasonably request in writing.

         The Holders each agree that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(6) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Holder will, or will request the underwriters to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(6) to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof or the Advice.

         6.       Registration Expenses.

         Except as otherwise provided herein, "Registration Expenses" include all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and



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                                       10



disbursements of counsel for the Company and of its independent certified public accountants (including the expenses of any "cold comfort" letters required by or incident to such performance), and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit, which are not "Registration Expenses" for purposes of this Agreement. In no event shall the Company be liable for the payment of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities.

         7.       Indemnification.

         (a) Indemnification by Company. The Company shall indemnify and hold harmless each Holder, its officers and employees and each person, if any, who controls any Holder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Registrable Securities), to which that Holder, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Registration Statement, Prospectus or preliminary prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus, preliminary prospectus or in any such amendment or supplement in reliance upon and in conformity with the written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have to any Holder or to any officer, employee or controlling person of that Holder. The Company will also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) (i) to the same extent as provided above with respect to the indemnification of each Holder of Registrable Securities and (ii) is customarily required of issuers by such underwriters.

         (b) Indemnification by Holders. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors


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                                       11



and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Registration Statement, Prospectus, preliminary prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement shall be in addition to any liability which any Holder may otherwise have to the Company or any such director, officer, employee or controlling person. The Holders will also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) (i) to the same extent as provided above with respect to the indemnification of the Company and (ii) is customarily required of selling stockholders by such underwriters. In no event shall the liability of a Holder hereunder or in the underwriting agreement be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters to the same extent as provided above with respect to information so furnished in writing by such Persons.

         (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that Lehman Brothers shall have the right to employ counsel to represent jointly Lehman Brothers and those other Holders and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Holders against the Company under this Section 7 if, in the reasonable judgment of Lehman Brothers, it is advisable for Lehman Brothers and those Holders, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         8.       Contribution.

         (a) If the indemnification provided for in Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Holder shall be required to contribute any amount in excess of the amount of proceeds received by such Holder upon the sale of Registrable Securities giving rise to such contribution obligation exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 8 are several in proportion to the amount of proceeds received by each Holder upon the sale of Registrable Securities giving rise to such obligations and not joint.

         9.       Lock-up Agreements.

         (a) The Company and each Holder agrees that, if any registration statement is filed by the Company in connection with an underwritten public offering hereunder, it shall not effect any sale or distribution of shares of Common Stock during the period ("Lock-up Period") prior to and after the effective date of such registration statement as may be reasonably requested (with reasonable prior notice) by the managing underwriter of the underwritten public offering (except as part of such public offering).

         (b) The Company agrees not to effect any primary sale or distribution of any Common Stock prior to the earlier of (i) the closing of the first secondary offering of Registrable Securities pursuant to Section 3(a) and (ii) the nine-month period following the date of the Conversion, except for the issuance of Common Stock to any person in connection with an acquisition by the Company or its subsidiaries of any business from such person, provided that such person agrees not to sell any such Common Stock prior to such date without the consent of the Holders.

         10.      Public Information.

         For a period of three years after the date of this Agreement, the Company shall cause "adequate current public information" (as such term is used in Rule 144 promulgated under the Securities Act) to be maintained and shall timely file all reports required pursuant to the Exchange Act.

         11.      Miscellaneous.

         (a) Remedies. Without limiting the rights of any Holder to pursue all other legal and equitable remedies available for any breach of the provisions of this Agreement, including recovery of damages, each will be entitled to specific performance of their rights under this Agreement. The Company expressly agrees that monetary damages would not be adequate compensation for any loss incurred by any Holder by reason of a breach by the Company of the provisions of this Agreement and that such Holder would sustain irreparable harm, and therefore the Company further agrees that any such Holder shall be entitled to specific performance to prevent any such breach or any continuing breach hereof and the Company waives the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

         (c) Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the Untied States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

                         (i)        If to the Company:

                                    SunSource Inc.
                                    2600 One Logan Square
                                    Philadelphia, Pennsylvania 19103
                                    Fax:  (215) 665-3662
                                    Attn: Norman V. Edmonson

                        (ii)        If to Lehman Brothers:

                                    c/o Lehman Brothers Inc.
                                    3 World Financial Center
                                    New York, New York 10285
                                    Fax: (212) 526-3838
                                    Attn: Henri Talerman

                       (iii)        If to any Senior Executive:

                                    c/o SunSource Inc.
                                    2600 One Logan Square
                                    Philadelphia, Pennsylvania 19103
                                    Fax:  (215) 665-3662
                                    Attn: [Name of Senior Executive]

         (d) Successors and Assigns. This Agreement is solely for the benefit of the parties and their respective successors and assigns, including any Holder. Nothing herein shall be construed to provide any rights to any other entity or individual.

         (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         (f) Headings. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this agreement.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such State.

         (h) Severability. Should any part, term, condition or provision hereof or the application thereof be declared illegal, invalid or otherwise unenforceable or in conflict with any other law by a court of competent jurisdiction, the validity of the remaining parts, terms, conditions or provisions of this Agreement shall not be affected thereby, and the illegal, invalid or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact, except to the extent necessary to conform to the redrafted portions hereof.

         (i) Entire Agreement. This Agreement and the letter agreement dated December __, 1996 among the Stockholders set forth the entire agreement and understanding between the parties and supersedes all proposals, commitments, writings, negotiations, discussions, agreements and understandings, oral or written, of every kind and nature among them concerning the subject matter hereof. This Agreement may not be amended or otherwise modified except in a writing signed by both parties hereto. No discharge of the terms hereof shall be deemed valid unless by full performance by the parties or by a writing signed by the parties. A waiver by any party of any breach or violation of any this Agreement shall not be deemed or construed as a waiver of any other breach or violation hereof.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      SUNSOURCE INC.


                                      By:
                                           ---------------------------------
                                      Name:
                                      Title:

                                      LB I GROUP INC.


                                      By:
                                           ---------------------------------

                                      Name:
                                      Title:

                                      LEHMAN LTD. I INC.


                                      By:
                                           ---------------------------------
                                      Name:
                                      Title:

                                      LEHMAN/SDI, INC.


                                      By:
                                           ---------------------------------
                                      Name:
                                      Title:

                                      THE SENIOR EXECUTIVES

                                      DOTMAR CORP.

                                      By:
       --------------------------          ---------------------------------
Name:  Donald T. Marshall



                                      JPM CORP.

                                      By:
       --------------------------          ---------------------------------
Name:  John P. McDonnell




                                      NORVED CORP.

                                      By:
       --------------------------          ---------------------------------
Name:  Norman V. Edmonson